GOODWILL	12 Months Ended
Dec. 31, 2023
GOODWILL [Abstract]
GOODWILL
4.	GOODWILL

The changes in the carrying amount of goodwill are as follows:

	Digital Entertainment	Digital Financial Services	Other Services	Total
	$	$	$	$

Balance as of January 1, 2022	168,731	56,102	314,791	539,624
Acquisitions	11,715	48,980	–	60,695
Impairment	(177,663)	–	(177,280)	(354,943)
Foreign currency translation	(2,783)	(7,868)	(4,517)	(15,168)
Balance as of December 31, 2022	–	97,214	132,994	230,208
Impairment	–	–	(117,875)	(117,875)
Foreign currency translation	–	873	(424)	449
Balance as of December 31, 2023	–	98,087	14,695	112,782

As of December 31, 2022, due to the negative events, trends in the broader market environment and management’s business decision, the Company determined that the carrying amount of three reporting units within the Company’s digital entertainment segment and two reporting units within the Other services segment exceeded its respective fair values and recorded impairment losses of $354,943. For one of the reporting units within Other services, the Company determined the fair value using the market approach. The key valuation inputs used were valuation multiples derived from comparable companies that were applied to operating performance of the reporting unit. For the remaining reporting units, the Company made a strategic decision to shut down or dispose the businesses and as a result, the Company recorded a full impairment on the goodwill.

As of December 31, 2023, due to change in business strategy, the Company determined that the carrying amount of one reporting unit within the Other services segment exceeded its respective fair value and recorded a full impairment on the goodwill of $117,875. The reporting unit was subsequently disposed during the year.

Gross goodwill balances were $585,151 and $112,782 as of December 31, 2022 and 2023, respectively. Accumulated impairment losses on goodwill were $354,943 and nil as of December 31, 2022 and 2023, respectively.